                                                                    Exhibit 10.3
                                                                    ------------

              AGREEMENT TO ACQUIRE LIMITED PARTNERSHIP INTERESTS
              --------------------------------------------------


     This AGREEMENT TO ACQUIRE LIMITED PARTNERSHIP INTERESTS (this "Agreement") in the limited partnerships described on Exhibit A attached hereto
                                         ---------
(individually, a "Partnership" and collectively, the "Partnerships") is entered into this ____ day of September, 1997 by and between OTR, an Ohio general partnership, acting as nominee for The State Teachers Retirement System of Ohio ("OTR") and Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership ("PPAP").

                                   WITNESSETH

     A.  Pursuant to each Partnership Agreement described on Exhibit B, the
                                                             ---------
Partnerships were formed (individually, a "Partnership Agreement" and collectively, the "Partnership Agreements").

     B.  OTR owns an 89.999% limited partnership interest in each Partnership.

     C. PPAP, each Partnership and all of the partners in each Partnership owning real property in the State of New Jersey, other than OTR, have entered into certain Contribution Agreements (individually a "Contribution Agreement" and collectively, the "Contribution Agreements"), pursuant to which PPAP will acquire (i) all of the partnership interests in the Partnerships owning real property in the State of New Jersey, other than the limited partnership interests owned by OTR, and (ii) the leasehold estates owned by the Partnerships leasing real property in the Commonwealth of Pennsylvania.

     D. PPAP desires to purchase and accept, and OTR desires to transfer and assign, an 89.999% limited partnership interest in each Partnership (the "Assigned Interests").

                                   AGREEMENTS

     For and in consideration of Ten Dollars ($10.00), the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Closing Date/Purchase Price.  On the date on which the transactions
         ---------------------------
described in the Contribution Agreements are to be consummated (the "Closing Date"), PPAP shall purchase and accept, and OTR shall transfer and assign, the Assigned Interests for a purchase price of FORTY-NINE MILLION ONE HUNDRED TWENTY-ONE THOUSAND SIX HUNDRED AND NO/100 DOLLARS ($49,121,600.00) (the "Purchase Price"). Notwithstanding anything in this Agreement to the contrary, if the transactions described in the Contribution Agreements are not consummated by November 15, 1997 or such later date (which in no event may be later than December 31, 1997) if the closing date is extended under the Contribution Agreements, then OTR may terminate this Agreement by written notice to PPAP and Escrow Agent, in which event the parties hereto shall have no further rights or obligations hereunder and the Earnest Money (as hereinafter defined) (a) shall be returned by Escrow Agent to PPAP if PPAP is entitled to the return of its earnest money deposit under the Contribution Agreements and (b) shall be paid to OTR if the Partnerships are entitled to such earnest money under the Contribution Agreements.

     2.  Earnest Money.  Simultaneously herewith, PPAP has deposited with
         -------------
Chicago Title Insurance Company, 7616 LBJ Freeway, Suite 300, Dallas, Texas 75251-1106, Attention: Ms. Sharon L. Cooper (the "Escrow Agent") the sum of FIVE HUNDRED FIFTY THOUSAND SIX HUNDRED TWENTY-FOUR AND 50/100 DOLLARS ($550,624.50) as the earnest money deposit under this Agreement (the "Initial Earnest Money Deposit"). If PPAP does not terminate the Contribution Agreements on or before the expiration of the feasibility period therein provided, Buyer shall deposit with the Escrow Agent an additional sum of FIVE HUNDRED FIFTY THOUSAND SIX HUNDRED TWENTY-FOUR AND 50/100 DOLLARS ($550,624.50) as an additional earnest money deposit under this Agreement (the "Additional Earnest Money Deposit").
The Initial Earnest Money Deposit and the Additional Earnest Money Deposit, together with any interest or other income earned thereon (collectively, the "Earnest Money"), shall be held, invested and disbursed pursuant to the respective terms and provisions hereof. Whenever the Earnest Money is to be disbursed by the Escrow Agent, OTR and PPAP agree promptly to execute and deliver such notice or notices as shall be necessary or, in the opinion of the Escrow Agent, appropriate, to authorize the Escrow Agent to make such disbursement. The Earnest Money shall be invested by Escrow Agent in a commercial bank or banks acceptable to PPAP at money market rates or in such other investments as shall be approved in writing by PPAP and OTR.

     3.  Closing.  The consummation of the purchase and sale of the Assigned
         -------
Interests (the "Closing") shall take place on the Closing Date beginning at 10:00 a.m. at the office of the Escrow Agent, or at such other date and time as may be mutually acceptable to OTR and PPAP. OTR and PPAP agree to provide such documents and letters of instruction as will be necessary to conduct the Closing in escrow with the Escrow Agent. Each party shall pay its own legal and accounting fees in connection with this transaction, and PPAP shall pay the fees of the Escrow Agent. The Purchase Price shall be paid to OTR at the Closing by making a wire transfer of immediately available Federal funds to the account of OTR.

     4.  OTR's Obligations at Closing.  At the Closing, OTR shall execute,
         ----------------------------
acknowledge and deliver to PPAP an Assignment of Limited Partnership Interests (the "Assignment") in the form attached hereto as Exhibit C.
                                                  ---------

     5.  PPAP's Obligations at Closing.  On the Closing Date, PPAP shall execute
         -----------------------------
and deliver to OTR counterparts of the Assignment.

     6.  Representations and Warranties of OTR.  OTR hereby represents and
         -------------------------------------
warrants to PPAP, as of the date hereof, that: (a) OTR is a general partnership duly organized and validly existing under the laws of the State of Ohio and has the power and authority to execute this Agreement and the Assignment as provided herein; (b) (i) The State Teachers Retirement System of Ohio is the beneficial owner, and (ii) OTR is the legal owner and holder, of the Assigned Interests;
(c) OTR has the power and authority to convey good title to the Assigned Interests pursuant to the Assignment; (d) the Assigned Interests are not subject to any lien or assessment by or in favor of any of OTR's or The State Teachers Retirement System of Ohio's creditors; (e) to the best of OTR's knowledge, OTR has fully performed all duties and obligations required of OTR as the owner of the Assigned Interests pursuant to the Partnership Agreements, and OTR, to its knowledge, is not in default under any of the Partnership Agreements; and (f) this Agreement has been duly authorized, executed and delivered by OTR and is enforceable against OTR in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement or other similar laws affecting the rights of creditors generally. OTR hereby indemnifies and holds PPAP harmless from and against any and all losses, liabilities, expenses (including reasonable attorneys' fees), claims, demands and causes of action arising out of or relating to (i) any failure by OTR to fully perform all duties and obligations required of OTR as the owner of the Assigned Interests on or before the Closing Date, or (ii) any breach of any representation and warranty made in this Agreement or in the Assignment.

     7.  Representations and Warranties of PPAP.  PPAP hereby represents and
         --------------------------------------
warrants to OTR, as of the date hereof, that (a) PPAP is a limited partnership duly organized and validly existing under the laws of the State of Delaware and has the power and authority (i) to execute this Agreement and the Assignment as provided herein and (ii) to perform its obligations under this Agreement and (b) this Agreement has been duly authorized, executed and delivered by PPAP and is enforceable against PPAP in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, arrangement or other similar laws affecting the rights of creditors generally. PPAP hereby indemnifies and holds OTR harmless from and against any and all losses, liabilities, expenses (including reasonable attorneys' fees), claims, demands and causes of action arising out of or relating to any breach of any representation and warranty made in this Agreement.

     8.  Conditions Precedent to PPAP's Obligations.  The obligations of PPAP
         ------------------------------------------
hereunder to consummate the transactions contemplated hereby are subject to (a) PPAP acquiring, pursuant to the terms of the Contribution Agreements on the Closing Date(i) all of the partnership interests in the Partnerships owning real property in the State of New Jersey, other than the limited partnership interests owned by OTR, and (ii) the leasehold estates owned by the Partnerships leasing real property in the Commonwealth of Pennsylvania, (b) PPAP receiving a UCC lien search of the Ohio Secretary of State Records showing that the Assigned Interests are free and clear of any lien or security interest, and (c) all representations and warranties made by OTR in Section 6 above being true and
                                              ---------
correct as of the Closing Date.

     9.  Conditions Precedent to OTR's Obligations.  The obligations of OTR
         -----------------------------------------
hereunder to consummate the transactions contemplated hereby are subject to (i) there being no Act of Bankruptcy (as defined in the Contribution Agreements) having occurred with respect to PPAP, and (ii) all representations and warranties made by PPAP in Section 7 above being true and correct as of the
                           ---------
Closing Date.

     10. Remedies.  Each party shall have all remedies available at law or in
         --------
equity for the other's breach of this Agreement; provided, however, in strict
                                                 --------  -------
derogation of the foregoing, in the event the conditions precedent to PPAP's obligations under this Agreement have been satisfied, and PPAP thereafter fails, refuses or is unable to close the transactions contemplated hereby, the Escrow Agent is directed to immediately pay the Earnest Money to OTR within three (3) business days following written demand by OTR to the Escrow Agent (which written demand shall be a certification by OTR that it is entitled to the Earnest Money pursuant to this Section 10 and must be
                                                  ----------
simultaneously sent to PPAP), which shall constitute OTR's sole and exclusive remedy for such failure, refusal or inability, the Earnest Money being intended not as a penalty, but as liquidated damages.

     11.  Permitted Termination.  Upon the delivery of written notice to OTR,
          ---------------------
PPAP may terminate this Agreement and receive a full refund of the Earnest Money if PPAP has terminated the Contribution Agreements and received a refund of the Earnest Money deposited thereunder.

     12.  Time of the Essence.  Time is of the essence with respect to the
          -------------------
performance of each and every provision of this Agreement.

     13.  Successors and Assigns.  Neither party may assign its rights hereunder
          ----------------------
without the prior written consent of the other party; however, PPAP may assign its rights under this Agreement to any affiliate of PPAP, but any such assignment shall not relieve PPAP of its obligations under this Agreement. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

     14.  Governing Law.  The interpretation, construction and performance of
          -------------
this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania and any question arising thereunder shall be construed or determined according to such law.

     15.  Entire Agreement; Modification.  This Agreement, together with the
          ------------------------------
exhibits hereto, contains all representations, warranties and covenants of the parties with respect to the transaction contemplated herein. This Agreement may be modified or amended only by a written instrument duly executed by both parties.

     16.  OTR Exculpation.  PPAP acknowledges that this Agreement and the
          ---------------
documents contemplated hereby will be executed by a general partner of OTR, not individually, but on behalf of and as nominee and agent for the State Teachers Retirement Board of Ohio ("Board"); and PPAP hereby waives any right to bring a cause of action against the party executing this Agreement or any such document on behalf of OTR. All persons dealing with OTR must look solely to the Board's assets for the enforcement of any claim against OTR, and the obligations of OTR hereunder are not binding upon, nor shall resort be had to the private property of any of the trustees, officers, employees or agents of OTR or the Board. PPAP further agrees that the obligations of OTR hereunder shall not constitute personal obligations of any of the partners, trustees, officers, employees, agents or representatives of OTR or the Board and shall not create or involve any claim against or personal liability of any of them, and PPAP will look solely to the assets of the Board for satisfaction of any liability of OTR under this Agreement and the documents contemplated hereby. The limitation contained in this Section shall apply to any and all agreements and documents, past, present and future, executed by OTR in connection with the transaction contemplated herein.

     17.  Escrow Agent.  Escrow Agent referred to in Section 2 hereof has
          ------------                               ---------
agreed to act as such for the convenience of the parties without fee or other charges for such services as Escrow Agent. Escrow Agent shall not be liable:
(a) to any of the parties for any act or omission to act except for its own willful misconduct; (b) for any legal effect, insufficiency, or undesirability of any instrument deposited with Escrow Agent or exchanged by the parties hereunder; (c) for any loss or impairment of funds that have been deposited in escrow while those funds are in the course of collection, or while those funds are on deposit in a financial institution, if such loss or impairment results from the failure, insolvency or suspension of a financial institution; (d) for the expiration of any time limit or other consequence of delay, unless a properly executed written instruction, accepted by Escrow Agent, has instructed Escrow Agent to comply with said time limit; (e) for the default, error, action or omission of either party to the escrow. Escrow Agent, in its capacity as escrow agent, shall be entitled to rely on any document or paper received by it, believed by such Escrow Agent, in good faith, to be bona fide and genuine. In the event of any dispute as to the disposition of the Earnest Money Deposit or any other monies held in escrow, or of any documents held in escrow, Escrow Agent may, if such Escrow Agent so elects, interplead the matter by filing an interpleader action in a court of general jurisdiction in the county or circuit in the Commonwealth of Pennsylvania (to the jurisdiction of which both parties do hereby consent), and pay into the registry of the court the Earnest Money, or deposit any such documents with respect to which there is a dispute in the registry of such court, whereupon such Escrow Agent shall be relieved and released from any further liability as Escrow Agent hereunder.

     18.  Prepayment of OTR Debt.  PPAP agrees to prepay on the Closing
          ----------------------
Date the debt in favor of OTR secured by liens on the real property to be acquired by PPAP pursuant to the Contribution Agreement.

     EXECUTED to be effective as of the date first above written.

                              OTR, an Ohio general partnership, acting as nominee for The State Teachers Retirement System of Ohio


                              By:
                                 ---------------------------------------------

                              Name:
                                   -------------------------------------------

                              Title:
                                    ------------------------------------------

                              Address:
                                      ----------------------------------------

                                      ----------------------------------------

                                      ----------------------------------------

                              Prentiss Properties Acquisition Partners, L.P., a Delaware limited partnership

                              By: Prentiss Properties I, Inc., a Delaware corporation, its general partner


                                    By:
                                       ----------------------------------------

                                    Name:
                                         --------------------------------------

                                    Title:
                                          -------------------------------------

                                    Address:
                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------

                            RECEIPT OF ESCROW AGENT
                            -----------------------


  Chicago Title Insurance Company, as Escrow Agent, acknowledges receipt of the sum of $550,624.50 by check or by wire transfer, from PPAP as described in
Section 2 of the foregoing Agreement to Acquire Limited Partnership Interests,
---------
said check or wire transfer to be held pursuant to the terms and provisions of said Agreement.

  DATED this _________ day of _________________________, 1997.


                              CHICAGO TITLE INSURANCE COMPANY



                              By:
                                 ---------------------------------------------

                              Name:
                                   -------------------------------------------

                              Title:
                                    ------------------------------------------